BioLargo
We Make Life Better

Special Meeting of the Stockholders September 26, 2018

Stock Symbol: BLGO   Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

BioLargo

We Make Life Better

Sustainable Clean Technologies and Products

BioLargo develops and commercializes sustainable patented products

18 Patents
5 Pending

Diverse markets

In-house engineering

Commercial

CupriDyne® CLEAN

BioLargo
Engineering, Science & Technologies

AOS
Advanced Oxidation System

CLYRA
Medical Technologies Inc

Developing

Clean technologies based on all-natural iodine cycle



O_2
O_3
Reactive Iodine Species
I^-
h_v
Precipitation
Iodine Used As Essential Nutrient
Iodocarbons
(e.g. CH_3I, CH_2I_2)
I_2
Seaweed / Kelp
I^-
Phytoplankton
IO_3^-
Organic Matter
All-Natural Iodine Cycle

Target addressable markets

$1.4B
Landfills: $228M
Composting: $118M
Transfer stations: $365M
WWT Plants: $720M

$2.34B
Dental: $264M
Wound care: $75M
Orthopedic: $2B

>$100M
Early regional market: $1.5M
Internal + external services

$8.95B
Beach head market: $34M



CLYRA
CLYRA





BioLargo



CupriDyne® Clean



CupriDyne® Clean Industrial Odor and VOC Eliminator

Eliminates odors – no masking

Saves customers 25-50% per month

Being Adopted by 5 of top 7 industry members- (Complete Solution: Engineering + Service and Maintenance)

- Non-toxic
- Non-sensitizing
- Non-pesticide
- Fragrance free

CupriDyne Clean in action











CupriDyne Clean in the $1B+ U.S. Market



U.S. Transfer Stations TAM: $364 million/year





U.S. Wastewater Treatment TAM: $720 million/year


WATER

Landfills TAM: $228 million/year

Composting: TAM $118 million/year


AOS
Advanced Oxidation System

10 gpm “Alpha”

110 gpm commercial AOS



Advanced Oxidation System (AOS) Clean Water Technology

Low cost

Lowest power consumption

Flexible and modular

Global water treatment market → $675B by 2025


447.09
462.16
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Equipment & Services
Technology
Chemicals

Clyra Medical Technologies

Gold standard advanced wound care

Gentle & Effective

- No cytotoxicity
- Non sensitizing
- No known acquired bacterial resistance

FDA 510(k) application in process


CLYRA
Medical Technologies Inc
Dental
Advanced wound care
Orthopedics
Dressings
Liquid wound cleansers
Woven and non-woven


CLYRA
WOUND
IRRIGATION
SOLUTION
CLYRA
WOUND
IRRIGATION
SOLUTION





BioLargo Engineering

Senior engineers – 35+ years experience with leading global firms

External and internal services

Subsidiary one year old; new customer relationships capable of carrying company to positive cash-flow



Experienced management with diverse talents

Average 20+ years executive experience

Industry experts

Exceptionally qualified PhDs and engineers on staff


Dennis Calvert, President and CEO


Ken Code, CSO


Steve Harrison, Clyra President


Randall Moore, BLEST President


Shan Yong, PhD, Director of BD


Richard Smith, PhD, BioLargo Water President


Joe Provenzano, Odor-No-More President


Tanya Rhodes, Clyra Senior Strategic, CSO


Charles Dargan, CFO

BioLargo is a good partner

University of Alberta
University of Calgary
Agri-Food Discovery Place
Centre des Technologies de l'Eau
UCLA
University of Saskatchewan
University of Hawai'i
NAIT
CWWA ACEPU
National Water Research Institute
EREF Environmental Research & Education Foundation
Lighting a path to sustainable waste management practices
ICP Innovative Conservation Program
Metropolitan Water District of Southern California
ALMA Alberta Livestock and Meat Agency Ltd.
Alberta Innovates Technology Futures
NRC-IRAP
NSERC CRSNG
EPCOR
SUSTAIN Orange County
NAMI North American Meat Institute
New Technology magazine
Ingenuity PATCH
DuPont Packaging Awards
Shell
Syncrude
Frost & Sullivan
carollo
Engineers...Working Wonders With Water
InnoSTARS
WET Center
The Metropolitan Water District of Southern California
Water Top 50
TOTAL
SUNCOR ENERGY
The Maritime Alliance
OCTANe
High Tech Innovation Awards
2017 WINNER

Stock Symbol: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(949) 643-9540 x2
dc@BioLargo.com
www.BioLargo.com

BioLargo
We Make Life Better

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service environmental engineering company that ***makes life better*** by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air and advanced wound care.

BioLargo Engineering, Science & Technologies

BioLargo Water

CLYRA Medical Technologies Inc

ONM Odor-No-More


Oak Ridge, Tennessee USA (Knoxville)
105 Fordham Road
Oak Ridge
Edmonton, Alberta Canada
6020 – 118 Street NW
Edmonton
Westminster, California, USA (LA / Orange Country)
14921 Chestnut St.
Westminster

The Challenge

1. Company is under-financed and needs to rapidly execute on current expansion opportunities

2. We have a ‘tiger by the tail’

3. OTC has become increasingly unfriendly

Time to move off OTC markets

- Most are prohibited from investing
- Regulatory processes make it unprofitable for brokers to handle the paperwork
- Trading often volatile
- BioLargo outgrown OTC – time to break out

Solution: move to Nasdaq

- Nasdaq or equivalent
- Capital we need to accelerate success
- ~$7.5M cash to achieve $5M net shareholder equity
- Syndicated & Underwritten placement



BENEFIT FROM AN EXCHANGE LISTING

A listing removes investment restrictions for investors:

- Some institutional investors have by-laws that prevent investment in OTC stocks
- Retail investors may be required to sign a waiver stating that they understand the risks associated with OTC stocks

A listing provides additional regulatory oversight in two main areas:

- Nasdaq MarketWatch: Monitors the broker/dealer firms against trading violations, i.e. manipulation
- Listing Qualifications: Ensures listed companies adhere to minimum financial and corporate governance standards

OTC UPGRADES TO NASDAQ
AVERAGE DAILY VOLUME (ADV) ANALYSIS



250,000
200,000
150,000
100,000
50,000
125,070
20,040
96,236
24,145
212,026
54,695
73,114
9,374
63,088
19,929
2013
2014
2015
2016
2017
Average 3 Month ADV Prior to Upgrade
Average 3 Month ADV Post to Upgrade

Source: NASDAQ, FactSet Research Systems. Based on operating companies that traded for three months on the over the counter market before upgrading to NASDAQ. Data Shown as of 1/25/2018, excluding public offerings that occurred around the time of listing.

Inclusion into indexes that are tracked by buy-side institutions, like the S&P Indexes, and the Russell 2000 & 3000

Increase the likelihood of analyst coverage

A company's stock will be a more attractive form of currency when contemplating issuing shares in a merger or acquisition

What's missing

- **Nasdaq minimum bid price**
- **Most agree:**

A properly financed company
with a clear pathway to grow revenues
and ultimately make money
is a good thing.

Reverse Split

- If you own 1% before the split, you will own 1% post split on a pre-money basis

- No one is being asked to give up anything

- What it is, and what it is not

- What is unique about BioLargo?

✓ **TIGER BY THE TAIL AND 2 MORE COMING**

What is BioLargo Worth?

- Does our market cap make rational sense?
- Is the future bright?
- Is having 3 disruptive platform technologies better than just one?
- Are the technical claims true?
- Does management have skin in the game?
- Will capital make a difference?
- Is the pathway to success clear?

Is it worth the cost?

- BioLargo will become known as a great American success story
  - honoring its Canadian innovators
  - staying true to its mission to support a greater good

- **Join us as we journey to "make life better"**

